Procure Space ETF
Schedule of Investments
July 31, 2020 (Unaudited)
	Shares	Value
COMMON STOCKS - 99.7%
France - 4.5%
Aerospace & Defense - 0.1% (b)
Thales SA	435	$31,563
Media - 4.4% (b)
Eutelsat Communications SA	102,476	1,038,489
Total France		1,070,052

Israel - 3.0%
Communications Equipment - 3.0%
Gilat Satellite Networks, Ltd. (a)	127,368	711,987

Italy - 4.5%
Aerospace & Defense - 4.5% (b)
Avio SpA (a)	64,960	1,046,218
Leonardo SpA	1,509	9,653
Total Aerospace & Defense		1,055,871

Japan - 8.5%
Machinery - 0.0%
IHI Corp.	200	2,474
Media - 4.0% (b)
Sky Perfect JSAT Holdings, Inc.	256,400	940,918
Professional Services - 4.5%
Weathernews, Inc.	29,400	1,071,947
Total Japan		2,015,339

Luxembourg - 4.6%
Media - 4.6% (b)
SES SA	152,643	1,082,275

Netherlands - 0.7%
Aerospace & Defense - 0.7% (b)
Airbus SE	2,277	166,964

Switzerland - 4.9%
Household Durables - 4.9%
Garmin, Ltd.	11,874	1,170,658

United States - 69.0%
Aerospace & Defense - 23.9% (b)
Aerojet Rocketdyne Holdings, Inc. (a)	1,276	52,635
Boeing Co.	3,198	505,284
L3Harris Technologies, Inc.	2,769	466,106
Lockheed Martin Corp.	1,412	535,105
Maxar Technologies, Inc.	78,049	1,388,491
Northrop Grumman Corp.	1,676	544,717
Raytheon Technologies Corp.	8,466	479,853
Virgin Galactic Holdings, Inc. (a)	75,133	1,686,736
Total Aerospace & Defense		5,658,927
Communications Equipment - 8.6%
EchoStar Corp. - Class A (a)	36,697	1,001,828
ViaSat, Inc. (a)	27,351	1,038,244
Total Communications Equipment		2,040,072
Containers & Packaging - 0.6%
Ball Corp.	1,981	145,861
Diversified Telecommunication Services - 13.0%
AT&T, Inc.	18,045	533,771
Iridium Communications, Inc. (a)	45,411	1,243,807
ORBCOMM, Inc. (a)	304,316	1,281,171
Total Diversified Telecommunication Services		3,058,749
Electronic Equipment, Instruments & Components - 5.0%
Trimble, Inc. (a)	26,496	1,179,337
Industrial Conglomerates - 1.5%
Honeywell International, Inc.	2,326	347,435
Media - 16.4% (b)
Comcast Corp. - Class A	13,868	593,550
DISH Network Corp. - Class A (a)	34,523	1,108,534
Loral Space & Communications, Inc.	59,554	1,082,096
Sirius XM Holdings, Inc.	185,512	1,090,811
Total Media		3,874,991
Total United States		16,305,372
TOTAL COMMON STOCKS (Cost $25,728,952)		23,578,518

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%
First American Government Obligation Fund - Class X, 0.80% (c)	61,921	61,921
TOTAL SHORT-TERM INVESTMENTS (Cost $61,921)		61,921

Total Investments (Cost $25,790,873) - 100.0%		23,640,439
Other Assets in Excess of Liabilities - 0.0%		4,508
TOTAL NET ASSETS - 100.0%		$23,644,947

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	As of July 31, 2020, the Fund had a significant portion of its assets invested in the Media and Aerospace & Defense Industries
(c)	The rate quoted is the annualized seven-day yield at July 31, 2020.

The industry classifications listed above are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc.
and Standard & Poor Financial Services LLC ("S&P").

Procure Space ETF

NOTES TO FINANCIAL STATEMENTS
July 31, 2020 (Unaudited)

The following is a summary of significant accounting policies consistently followed by Procure Space ETF (the “Fund”) which is a series of Procure ETF Trust II (the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on December 19, 2017. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”) or the board designee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of July 31, 2020, the Fund did not hold any fair valued securities.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

	Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liabilities and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table presents a summary of the Fund’s investments in securities, at fair value, as of July 31, 2020:

Procure Space ETF

Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$23,578,518	$—	$—	[1]	$23,578,518
Short Term Investments	61,921	—	—		61,921
Total Investments in Securities	$23,640,439	$—	$—		$23,640,439

^ See Schedule of Investments for classifications by country and industry.

[1]
During the reporting period SpeedCast International, Ltd. was held as a Level 3 security. The value of SpeedCast International, Ltd. was reduced to $0 on June 24, 2020. SpeedCast International, Ltd. is pending bankruptcy and shares have not actively traded since January 2020.

	Description	Common Stocks
	Balance as of November 1, 2019	$-
	Purchases	548,541
	Sales proceeds and paydowns	-
	Accreted discounts, net	-
	Corporate Actions	-
	Realized gain (loss)	-
	Change in unrealized appreciation (depreciation)	(548,541)
	Transfers into/(out of) Level 3	-
	Balance as of July 31, 2020	$-
Change in unrealized appreciation (depreciation) during the
	period for Level 3 investments held at July 31, 2020.	$(548,541)